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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-81031, 33-99804, 33-99802, 333-31485 and 333-31499.



                                    ARTHUR ANDERSEN LLP


Birmingham, Alabama
March 26, 2002